                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 1, 1998



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)



        Delaware                      0-16102             59-2840783
(State or Other Jurisdiction         Commission        (I.R.S. Employer
Or Incorporation or                  File Number         Identification
Organization)                                               Number)



               1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                    (Address of principal executive offices)


                                 (609)235-6009
              (Registrant's telephone number, including area code)

ITEM 8.   CHANGE IN FISCAL YEAR.
          ----------------------

     At a meeting of the Board of Directors of the Registrant held April 1, 1998, the Board of Directors resolved to change the Registrant's fiscal year end from June 30 to December 31. The Registrant intends to file a transition report on Form 10-K for the period ending December 31, 1997 within 90 days from the date of change.



               SIGNATURE
               ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Eastern Environmental Services, Inc.

Date: April 14, 1998             By:  /s/ Gregory M. Krzemien
                                   --------------------------
                                    Gregory M. Krzemien, Chief Financial Officer